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                                                                 EXHIBIT 10(HH)


                             UNITED RENTALS TRUST I

            6 1/2% Convertible Quarterly Income Preferred Securities
                             (Convertible QUIPS(SM)(1))
                 (Liquidation Amount $50 Per Preferred Security)
              guaranteed by, and convertible into, common stock of

                          UNITED RENTALS HOLDINGS, INC.

         --------------------------------------------------------------

                               Purchase Agreement

                                                                   July 30, 1998

Goldman, Sachs & Co.,
BT Alex. Brown Incorporated
Deutsche Bank Securities Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Merrill Lynch, Pierce, Fenner & Smith
      Incorporated
Smith Barney Inc.
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004

Ladies and Gentlemen:

      United Rentals Trust I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), and United Rentals Holdings, Inc., a Delaware corporation, as depositor of the Trust and as guarantor (the "Company"), propose, subject to the terms and conditions stated herein, that the Trust issue and sell to the Purchasers named in Schedule I hereto (the "Purchasers") an aggregate of 6,000,000 (the "Firm Securities") and, at the election of the Purchasers, up to an additional 1,000,000 (the "Optional Securities"), of 6 1/2% Convertible Quarterly Income Preferred Securities (liquidation amount $50 per preferred security), representing undivided beneficial interests in the assets of the Trust, (i) guaranteed on a subordinated basis by the Company as to the payment of distributions, and as to payments on liquidation or redemption, to the extent set forth in a guarantee agreement (the "Guarantee") between the Company and The Bank of New York, as trustee (the "Guarantee Trustee") and (ii) convertible into common stock, $.01

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(1) QUIPS is a servicemark of Goldman, Sachs & Co.
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par value per share ("Common Stock"), of the Company. The Firm Securities and
the Optional Securities that the Purchasers elect to purchase pursuant to
Section 2 hereof are referred to collectively as the "Securities." The Trust is to purchase, with the proceeds of the sale of the Securities and up to 185,567 (or 216,495 assuming full exercise by the Purchasers of the over-allotment option described herein) of its Common Securities (liquidation amount $50 per common security) (the "Common Securities" and together with the Securities, the "Trust Securities"), $309,278,350 aggregate principal amount (or $360,824,750 aggregate principal amount assuming full exercise by the Purchasers of the over-allotment option described herein) of 6 1/2% Convertible Subordinated Debentures due August 1, 2028 (the "Debentures") of the Company, to be issued pursuant to a Convertible Subordinated Indenture (the "Indenture") between the Company and The Bank of New York, as trustee (the "Debenture Trustee"). The Common Securities will be guaranteed on a subordinated basis by the Company as to the payment of distributions, and as to payments on liquidation or redemption, to the extent set forth in a guarantee agreement (the "Common Guarantee") between the Company and the Guarantee Trustee.

      The Company will be the holder of 100% of the Common Securities. The Trust will be subject to the terms of an Amended and Restated Trust Agreement (the "Trust Agreement"), among the Company, as Depositor, The Bank of New York, as Property Trustee ("Property Trustee"), The Bank of New York (Delaware), as Delaware Trustee (the "Delaware Trustee") and three individual trustees who are employees or officers of or affiliated with the Company (the "Administrative Trustees"). The Property Trustee, the Delaware Trustee and the Administrative Trustees are collectively referred to herein as the "Trustees."

      Prior to the First Time of Delivery (as defined below), a wholly-owned subsidiary of the Company will merge (the "Merger") into United Rentals, Inc. ("United Rentals") pursuant to Section 251(g) of the General Corporation Law of the State of Delaware, with United Rentals as the surviving corporation. As a result of the Merger, United Rentals will become a wholly-owned subsidiary of the Company. Concurrently with the Merger, (i) the name of United Rentals will be changed to United Rentals (North America), Inc. and the name of the Company will be changed to "United Rentals, Inc."; (ii) the outstanding common stock of United Rentals will be automatically converted, on a share-for-share basis, into Common Stock and (iii) the Common Stock will commence trading on the New York Stock Exchange ("NYSE") under the symbol "URI" instead of the common stock of United Rentals (subject to acceptance of a listing application to be made prior to the First Time of Delivery). The Merger and the other transactions referred to in this paragraph are referred to collectively as the "Reorganization."

      1. Each of the Trust, the Company and United Rentals represents and warrants to, and agrees with, each of the Purchasers that:


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            (a) A preliminary offering circular, dated July 22, 1998 (the
      "Preliminary Offering Circular") and an offering circular, dated July 30, 1998 (the "Offering Circular"), have been prepared in connection with the offering of the Securities, the Debentures, the Guarantee and the Common Stock issuable upon the conversion or exchange of the Securities and/or the Debentures. Any reference to the Preliminary Offering Circular or the Offering Circular shall be deemed to refer to and include any Additional Issuer Information (as defined in Section 5(g)) furnished by the Trust or the Company prior to the completion of the distribution of the Securities. The Preliminary Offering Circular or the Offering Circular and any amendments or supplements thereto did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust or the Company by a Purchaser through Goldman, Sachs & Co. expressly for use therein;

            (b) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware with power and authority (corporate and other) to own its properties and to conduct its business as described in the Offering Circular and at the First Time of Delivery will have been duly qualified as a foreign corporation in each jurisdiction in which it owns or leases properties or conducts business so as to require such qualification, except where the failure of the Company to be so qualified would not, individually or in the aggregate, have a material adverse effect on the properties, business, results of operations, condition (financial or otherwise), business affairs or prospects of the Company and the Subsidiaries taken as a whole (a "Material Adverse Effect"); and each of the subsidiaries listed on Annex I (the "Subsidiaries") which will become direct or indirect subsidiaries of the Company upon consummation of the Merger has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. The Subsidiaries are the only subsidiaries of the Company (other than inactive subsidiaries);

            (c) All of the issued and outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and, upon consummation of the Merger will be owned, directly or indirectly by the Company free and clear of all liens, encumbrances, equities or claims in each case other than liens, encumbrances equities or claims relating to indebtedness and/or other


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      liabilities of the Company and the Subsidiaries which are set forth or contemplated in the Offering Circular;

            (d) Upon consummation of the Merger, the Company will have an authorized capitalization as set forth in the Offering Circular under the caption "Description of Capital Stock" and all of the issued shares of capital stock of the Company outstanding upon consummation of the Merger will have been duly and validly authorized and issued and will be fully paid and non-assessable; the shares of Common Stock issuable upon the conversion or exchange of the Securities and/or the Debentures will have been duly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Securities and/or the Indenture, will be validly issued and fully paid and non-assessable; the issuance of the Common Stock upon the conversion or exchange of the Securities and/or the Debentures will not be subject to preemptive or other similar rights;

            (e) Neither the Company nor any of the Subsidiaries is in violation of (i) its Certificate of Incorporation or Bylaws or (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties is bound, which default would be material to the Company and the Subsidiaries taken as a whole;

            (f) This Agreement has been duly authorized and validly executed and delivered by the Company, United Rentals and the Trust;

            (g) The compliance by the Trust with all of the provisions of this Agreement, the issuance and sale of the Securities and the Common Securities by the Trust, the purchase of the Debentures by the Trust in the circumstances contemplated by the Trust Agreement, the execution and delivery and performance by the Trust of the Registration Rights Agreement (as defined below), and the performance by the Trust of this Agreement and the consummation of the transactions contemplated by this Agreement and the Trust Agreement will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Trust is a party or by which the Trust is bound or to which any of the property or assets of the Trust is subject or constitute a Repayment Event (as defined below) thereunder, nor will any such action result in a violation of the provisions of the Trust Agreement or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust or any of its properties, except in each case as would not, individually or in the


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      aggregate, have a Material Adverse Effect or materially and adversely affect the rights of holders of the Securities; and, no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for such issuance and sale of the Securities and the Common Securities, purchase of the Debentures, execution, delivery and performance of this Agreement and the Registration Rights Agreement or the consummation of the transactions contemplated by this Agreement and the Trust Agreement, except such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws or as may be required under the Registration Rights Agreement or such as will have been obtained prior to the First Time of Delivery; "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company, the Trust or any of the Subsidiaries;

            (h) The compliance by the Company and United Rentals with all of the provisions of this Agreement, the issuance and sale of the Securities and the Common Securities by the Trust, the sale of the Debentures by the Company to the Trust in the circumstances contemplated by the Trust Agreement, the execution, delivery and performance by the Company of the Guarantor Agreements (as defined below), the issuance by the Company of the Common Stock upon the conversion or exchange of the Securities and/or the Debentures, the distribution of the Debentures by the Trust in the circumstances contemplated by the Trust Agreement, the execution, delivery and performance by the Company and United Rentals of the Registration Rights Agreement, the performance by the Company and United Rentals of this Agreement and the consummation of the transactions contemplated by this Agreement and the Guarantor Agreements will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject, or constitute a Repayment Event thereunder, nor will such actions result in any violation of the provisions of the Certificate of Incorporation or Bylaws of the Company or any of the Subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their properties except in each case as would not, individually or in the aggregate have a Material Adverse Effect; and, no consent, approval, authorization, order,


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      registration or qualification of or with any such court or governmental agency or body is required for such issuance and sale of the Securities and the Common Securities, sale of the Debentures, execution, delivery and performance of the Guarantor Agreements, issuance of the Common Stock upon conversion or exchange of the Securities and/or the Debentures, distribution of the Debentures, execution, delivery and performance of this Agreement and the Registration Rights Agreement or the consummation of the transactions contemplated by this Agreement and the Guarantor Agreements, except such consents, approval, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws or as may be required under the Registration Rights Agreement or such as will have been obtained prior to the First Time of Delivery;

            (i) Other than as set forth or contemplated in the Offering Circular, there are no legal or governmental proceedings pending to which the Company or any of the Subsidiaries is a party or of which any property of the Company or the Subsidiaries is the subject, which if determined adversely to the Company or any of the Subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future financial position, stockholders' equity or results of operations of the Company and the Subsidiaries taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

            (j) The statements set forth in the Offering Circular under the captions "Summary", "Management's Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources - Description of Credit Facility and Certain Indebtedness", "Certain Information Concerning Pending Merger - Certain Additional Information Concerning the Merger", "Business - Environmental Regulation", "Description of the Preferred Securities", "Description of the Guarantee", "Description of the Debentures", "Relationship Among the Preferred Securities, the Debentures and the Guarantee", "Description of Capital Stock", "Certain Charter and By-Law Provisions", "Reorganization", "ERISA Considerations", and "Certain Federal Income Tax Consequences" insofar as they purport to summarize certain provisions of the laws and documents described therein, are accurate, complete and fair summaries of such provisions;

            (k) The Company and each of the Subsidiaries have good and marketable title to all real property (other than property which is leased) material to the


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      conduct of the business of the Company and the Subsidiaries, taken as a whole, and good and marketable title to all personal property (other than property which is leased) material to the conduct of the business of the Company and the Subsidiaries, taken as a whole, in each case free and clear of all liens, encumbrances and defects except such as are described in the Offering Circular or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or the Subsidiaries, as the case may be; and any real property and buildings held under lease by the Company and the Subsidiaries, material to the conduct of the business of the Company and the Subsidiaries, taken as a whole, are held by them under valid, subsisting and enforceable leases with such exceptions as are described in the Offering Circular or as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries taken as a whole (except that certain leases are on a month-to-month basis, as described in the Offering Circular);

            (l) The accountants, who have certified the applicable consolidated financial statements of United Rentals and the other financial statements and supporting schedules contained in, or incorporated by reference as part of, the Offering Circular are independent public accountants with respect to the Company and the Subsidiaries, as required by the Securities Act of 1933, as amended (the "Act"), and the applicable rules and regulations of the Securities and Exchange Commission (the "Commission") promulgated thereunder;

            (m) Neither the Trust nor the Company nor any of the Subsidiaries has sustained since the date of the latest financial statements included or incorporated by reference in the Offering Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree which would be material to the Company and the Subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Offering Circular or reserved for as disclosed in United Rentals' financials statements or financial statements of certain Subsidiaries included in the Offering Circular; and since the respective dates as of which information is given in the Offering Circular, there has not been any change in the capital stock of the Company or United Rentals or increase in the long-term debt (other than accretion or scheduled repayments thereof) of the Company and the Subsidiaries taken as a whole or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and the Subsidiaries taken as a whole, in each case otherwise than as set forth or contemplated in the Offering Circular;


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            (n) The Company is not and, after giving effect to the transactions contemplated by this Agreement, will not be an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Trust is not required to be registered under the Investment Company Act;

            (o) Except as contemplated by the Registration Rights Agreement, no person who is a holder of any security of the Company has or will have any right to require the registration of such security by virtue of any transaction contemplated by this Agreement;

            (p) At the First Time of Delivery, the shares of Common Stock issuable upon the conversion or exchange of the Securities and/or the Debentures will have been approved for listing on the New York Stock Exchange, subject to notice of issuance;

            (q) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Business Trust Act of the State of Delaware (the "Delaware Business Trust Act") with the trust power and authority to own its property and conduct its business as described in the Offering Circular, and has conducted and will conduct no business other than the transactions contemplated by this Agreement and described in the Offering Circular; at the First Time of Delivery, the Trust will not be a party to or bound by any agreement or instrument other than this Agreement, the Trust Agreement and the agreements and instruments contemplated by the Trust Agreement and described in the Offering Circular; and the Trust is not a party to or subject to any action, suit or proceeding of any nature;

            (r) At the First Time of Delivery, the Securities will have been duly and validly authorized by the Trust, and, when issued and delivered to the Purchasers against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will conform in all material respects to the description thereof contained in the Offering Circular; the issuance of the Securities is not subject to preemptive or other similar rights; the Securities will have the rights set forth in the Trust Agreement, and the terms of the Securities are valid and binding on the Trust; the holders of the Securities (the "Securityholders") will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware;


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            (s) At the First Time of Delivery, the Common Securities will have been duly and validly authorized by the Trust and, upon delivery by the Trust to the Company against payment therefor as described in the Offering Circular, will be duly and validly issued undivided beneficial interests in the assets of the Trust and will conform to the description thereof contained in the Offering Circular; the issuance of the Common Securities is not subject to preemptive or other similar rights; at each Time of Delivery (as defined below), all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of all liens, encumbrances, equities or claims; and the Common Securities and the Securities are the only interests authorized to be issued by the Trust;

            (t) The Guarantee, the Debentures, the Trust Agreement, the Indenture and the Common Guarantee (collectively, the "Guarantor Agreements") have each been duly authorized and when validly executed and delivered by the Company and, in the case of the Guarantee, by the Guarantee Trustee, in the case of the Trust Agreement, by the Trustees and, in the case of the Indenture, by the Debenture Trustee, and, in the case of the Debentures, when validly authenticated and delivered by the Debenture Trustee and, in the case of the Guarantee, upon due execution, authentication and delivery of the Debentures and upon payment therefor, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); the Debentures are entitled to the benefits of the Indenture;

            (u) The Registration Rights Agreement has been duly authorized and when validly executed and delivered by each of the Trust, United Rentals and the Company (assuming the due authorization, execution and delivery thereof by the other parties thereto) will constitute the valid and binding obligations of each of the Trust, United Rentals and the Company, enforceable in accordance with their respective terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);


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            (v) None of the transactions contemplated by this Agreement
      (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U, and X of the Board of Governors of the Federal Reserve System;

            (w) When the Securities and Guarantee are issued and delivered pursuant to this Agreement and when the Debentures are issued (whether initially to the Trust or subsequently to the holders of Securities in exchange for the Securities), the Securities, the Guarantee and the Debentures will not be of the same class (within the meaning of Rule 144A under the Act) as securities which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system;

            (x) United Rentals is and, upon consummation of the Merger, the Company will be, subject to Section 13 or 15(d) of the Exchange Act;

            (y) Neither the Trust nor the Company, nor any person authorized to act on their behalf has offered or sold the Securities, the Debentures or the Guarantee by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act;

            (z) The Trust and the Company will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Act) of any Securities, Debentures, Guarantee and shares of Common Stock issuable upon conversion or exchange of the Securities and/or the Debentures or any substantially similar security issued by the Trust and the Company, within six months subsequent to the date on which the distribution of the Securities has been completed (as notified to the Trust and the Company by Goldman, Sachs & Co.), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities, Debentures, Guarantee and shares of Common Stock issuable upon conversion or exchange of the Securities and/or the Debentures in the United States and to U.S. persons contemplated by this Agreement as transactions not requiring registration under the Act;

            (aa) Neither the Company nor any affiliate (as such term is defined in Rule 501(b) under the Act) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Act) which is or will be integrated with the sale of the Securities, the Debentures, the Guarantee or


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      the Common Stock issuable upon exercise or conversion of Securities and/or the Debentures in a manner that would require the registration of the Securities under the Act;

            (bb) Assuming the accuracy of your representations contained in
      Section 3 hereof and your compliance with your agreements therein set forth, it is not necessary, in connection with the sale and delivery of the Securities, the Debentures, the Guarantee or the Common Stock issuable upon exercise or conversion of Securities and/or the Debentures by you, in each case in the manner contemplated by this Agreement and the Offering Circular, to register the Securities, the Debentures, the Guarantee or such Common Stock under the Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act");

            (cc) Prior to the date hereof, neither the Company, United Rentals nor any of their respective affiliates has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company or United Rentals in connection with the offering of the Securities;

            (dd) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

            (ee) To the knowledge of the Company and United Rentals, the representations and warranties made by each of the Acquired Companies (as defined in the Offering Circular) and the selling stockholders in the respective agreements pursuant to which United Rentals or another Subsidiary acquired the Acquired Companies did not as of the respective dates thereof contain any inaccuracies that might, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect;

            (ff) There are no contracts or documents which would be required to be described in the Offering Circular if the Offering Circular were a prospectus forming part of a registration statement filed under the Act, which have not been so described;

            (gg) The Company and the Subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Company nor


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      any of the Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of the Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect;

            (hh) The Company and the Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure to so possess such Government Licenses would not, singly or in the aggregate, have a Material Adverse Effect; the Company and the Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have, singly or in the aggregate, a Material Adverse Effect; and neither the Company nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect;

            (ii) Except as described in the Offering Circular or except as would not, singly or in the aggregate, result in a Material Adverse Effect: (A) neither the Company nor any of the Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) neither the Company nor any of the Subsidiaries is lacking any permits, authorizations and approvals required under any applicable Environmental Laws or are in violation of the requirements of such Environmental Laws, (C) there are no pending or, to the best knowledge of the Company and United Rentals, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of the Subsidiaries and (D) to the knowledge of the Company and United Rentals there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of the Subsidiaries relating to Hazardous Materials or any Environmental Laws;

            (jj) Nothing has come to the attention of the Company or United Rentals that has caused the Company to believe that the statistical and market-related data included in the Offering Circular are not based on or derived from sources that are reliable and accurate in all material respects;

            (kk) The Company and each of the Subsidiaries have filed all necessary federal, state, local and foreign income, payroll, franchise and other tax returns (after giving effect to extensions) and have paid all taxes shown as due thereon (except where the failure to so file or pay would not, singly or in the aggregate, have a Material Adverse Effect), and there is no tax deficiency that has been, or to the knowledge of the Company or United Rentals is likely to be, asserted against the Company, any of the Subsidiaries or any of their properties or assets that would result in a Material Adverse Effect, except for taxes that are being contested in good faith by appropriate proceedings and with respect to which the Company has established adequate reserves in accordance with United States generally accepted accounting principles;

            (ll) Neither the Company nor any Subsidiary has received notice from any insurer providing insurance coverage for the Company and the Subsidiaries or agent of such insurer that capital improvements or other expenditures will have to be made in order to continue present insurance coverage, except such as could not reasonably be expected, singularly or in the aggregate, to have a Material Adverse Effect;

            (mm) The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets;

      (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

            (nn) Other than pursuant to this Agreement, there are no contracts, agreements or understandings between either the Company or any of the Subsidiaries and any person that give rise to a valid claim against the Company, any of the Subsidiaries or any of the Purchasers for a brokerage commission, finder's fee or other like payment relating to the transactions contemplated hereby; and

            (oo) Neither the Company nor any of the Subsidiaries has violated any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect. If any plan subject to ERISA is adopted, the execution and delivery of this Agreement and the sale of the Securities will not involve any non-exempt prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended. The representations made in the preceding sentence are made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by the purchasers of the Securities as set forth in the Offering Circular under "ERISA Considerations."

      2. Subject to the terms and conditions herein set forth, (a) the Trust and the Company agree that the Trust shall issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Trust, at a purchase price per share of $50 per Security, the number of Securities set forth opposite the name of such Purchaser in Schedule I hereto and (b) in the event and to the extent that the Purchasers shall exercise the election to purchase Optional Securities as provided below, the Trust and the Company agree that the Trust shall issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase, at the purchase price per Security set forth in Clause (a) of this Section 2, that portion of the number of Optional Securities as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional Securities) determined by multiplying such number of Optional Securities by a fraction, the numerator of which is the maximum number of Securities which such Purchaser is entitled to purchase as set forth opposite the name of such Purchaser in Schedule I hereto and the denominator of which is the maximum number of Securities that all of the Purchasers are entitled to purchase pursuant to clause (a) of this Section 2.

      The Trust and the Company hereby grant to the Purchasers the right to purchase at their election up to 1,000,000 Optional Securities, at the purchase price per Security set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Securities. Any such election to purchase Optional Securities may be exercised only by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Securities to be determined by you but in no event earlier than the First Time of Delivery.

      As compensation to the Purchasers for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Securities will be used by the Trust to purchase the Debentures of the Company, the Company at each Time of Delivery will pay to Goldman, Sachs & Co., for the accounts of the several Purchasers, an amount equal to $1.50 per Security for the Securities to be delivered by the Company hereunder at such Time of Delivery.

      3. Upon the authorization by the Trust of the release of the Securities, the several Purchasers propose to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Offering Circular and each Purchaser hereby represents and warrants to, and agrees with the Trust and the Company that:

            (a) It will offer and sell the Securities, the Debentures, the Guarantee and the Common Stock issuable upon conversion or exchange of the Securities and/or the Debentures only to persons who it reasonably believes are "qualified institutional buyers" ("QIBs") within the meaning of Rule 144A under the Act in transactions meeting the requirements of Rule 144A;

            (b) It is an institution that is an accredited investor within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Act;

            (c) It will not offer or sell the Securities, the Debentures, the Guarantee or the shares of Common Stock issuable upon conversion or exchange of the Securities and/or the Debentures by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Act.

      4. (a) The Securities to be purchased by each Purchaser shall be delivered by or on behalf of the Trust to Goldman, Sachs & Co., through the facilities of The Depository Trust Company ("DTC"), for the account of such Purchaser, against payment by or on behalf of such Purchaser of the purchase price therefor by wire transfer in same day funds or certified or official bank check or checks, payable to the order of the Trust in immediately available funds. The Trust will cause the certificates representing the Securities to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of DTC or its designated custodian (the "Designated Office"). Except as set forth in the next paragraph, the Securities to be purchased by each Purchaser hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Trust with DTC or its designated custodian. The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on August 5, 1998 or such other time and date as Goldman, Sachs & Co. and the Trust and the Company may agree upon in writing. Each such time and date are herein called the "Time of Delivery" and the first such time and date is herein called the "First Time of Delivery."

      At each Time of Delivery, the Company will pay, or cause to be paid, the commission payable at such Time of Delivery to the Purchasers under Section 2 hereof in immediately available funds.

            (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Purchasers pursuant to Section 7(l) hereof, will be delivered at such time and date at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022 (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location prior to the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto.

      5. The Trust and the Company, jointly and severally, agree with each of the Purchasers:

            (a) To prepare the Offering Circular in a form reasonably approved by you; to make no amendment or any supplement to the Offering Circular which shall be reasonably disapproved by you promptly after reasonable notice thereof; and to furnish you with as many copies thereof as you shall reasonably request;

            (b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities, the Debentures, the Guarantee and the shares of Common Stock issuable upon conversion or exchange of the Securities and/or the Debentures for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith neither the Trust nor the Company shall be required to qualify as a foreign corporation or trust or to file a general consent to service of process in any jurisdiction;

            (c) To furnish the Purchasers with copies of the Offering Circular and each amendment or supplement thereto in such quantities as you may from time to time reasonably request, and if, at any time prior to the earlier of (i) completion of the distribution of the Securities, as notified to you by Goldman, Sachs & Co. and (ii) the expiration of nine months after the date of the Offering Circular, any event shall have occurred as a result of which the Offering Circular as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Circular is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Offering Circular, to notify you and upon your request to prepare and furnish without charge to each Purchaser and to any dealer in securities as many copies as you may reasonably request of an amended Offering Circular or a supplement to the Offering Circular which will correct such statement or omission or effect such compliance;

            (d) During the period beginning from the date hereof and continuing for a period of two years after the last Time of Delivery, not to, and to use their best efforts not to permit any of their respective "affiliates" (as defined by Rule 144) to, resell any Securities, Debentures or shares of Common Stock issuable upon conversion or exchange of the Securities and/or the Debentures which constitute "restricted securities" under Rule 144 that have been reacquired by any of them;

            (e) During the period beginning from the date hereof and continuing for a period of 90 days, not to offer, sell, contract to sell, or otherwise dispose of (a) any trust certificates or other securities of the Trust (other than the Securities offered hereby and the Common Securities), (b) any preferred stock or any other security of the Company that is substantially similar to the Securities, (c) any shares of any class of common stock of the Company or United Rentals, other than shares of common stock issuable upon conversion of the Securities and/or the Debentures or (d) any other securities which are convertible into, or exercisable or exchangeable for, any of (a) through (c), without the prior written consent of Goldman, Sachs & Co.; provided that nothing in this
      Section 5(e) will limit the Company's ability to (i) grant stock options under the Company's 1997 Stock Option Plan (as proposed to be amended or supplemented with a new plan, as described under "Management--Stock Option Plan" in the Offering Circular) or issue shares upon the exercise of stock options granted pursuant to such plan,
      (ii) issue shares upon exercise or conversion of outstanding options, warrants and convertible securities, (iii) issue shares, warrants or convertible securities as consideration for acquisitions, provided that the number of shares, warrants or convertible securities (calculated on a Common Stock equivalent basis in the case of warrants and convertible securities) that may be issued as consideration for acquisitions may not exceed 750,000 unless the recipients of such excess shares, warrants or convertible securities agree with the Company (which agreement may not be amended without the prior written consent of Goldman, Sachs & Co.) to be subject to the provisions of this Section 5(e) (or equivalent provisions) with respect to such excess shares, warrants or convertible securities or
      (iv) issue shares upon the exercise of any warrants or convertible securities issued pursuant to the preceding clause (provided that such shares will be subject to the provisions of this Section 5(e) to the same extent, if any, as the warrants or convertible securities pursuant to which such shares were issued);

            (f) Not to be or become, at any time prior to the expiration of two years after the Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

            (g) At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities or Debentures, to furnish at its expense, upon request, to holders of Securities or Debentures and prospective purchasers of such securities information (the "Additional Issuer Information") satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Act;

            (h) To use their best efforts to cause the Securities to be eligible for the PORTAL trading system of the National Association of Securities Dealers, Inc.;

            (i) During a period of five years from the date of the Offering Circular (so long as any of the Securities, the Debentures, the Guarantees or the Common Stock issuable upon conversion or exchange of the Securities and/or the Debentures remain outstanding), to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders of the Company, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which the Securities or any class of securities of the Company is listed; and (ii) such additional public information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

            (j) In the case of the Company, to issue the Guarantee concurrently with the issue and sale of the Securities as contemplated herein;

            (k) The Trust and the Company shall file, on or prior to 90 days after the First Time of Delivery, and use its reasonable best efforts to cause to be declared or become effective under the Securities Act, on or prior to 180 days after the First Time of Delivery, a registration statement providing for the registration of the Securities, the Debentures, the Guarantee and the Common Stock issuable upon conversion or exchange of the Securities and/or the Debentures, all in accordance with the terms of a registration rights agreement, to be dated as of the First Time of Delivery, among the Trust, the Company, United Rentals and the Purchasers, in the form attached as Exhibit A (the "Registration Rights Agreement");

            (l) To use the net proceeds received by it from the sale of the Securities in the case of the Trust, and the Debentures, in the case of the Company, pursuant to this Agreement in the manner specified in the Offering Circular under the caption "Use of Proceeds";

            (m) To reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligations to issue shares of its Common Stock upon conversion of the Securities and/or the Debentures;

            (n) To use their best efforts to list, subject to notice of issuance, the shares of Common Stock issuable upon conversion of the Securities on the New York Stock Exchange; and

            (o) During the period beginning on the date hereof and continuing for a period of 90 days hereafter, unless in the reasonable opinion of counsel to the Company, the Company is required by law or the rules of the NYSE to do so, not to (i) file a Form 8-K (or similar or replacement form) with the Commission; or (ii) make a public announcement, in either case containing combined financial information of the Company and any company acquired by or merged into or with the Company or any of its subsidiaries after the date hereof (including, without limitation, U.S. Rentals, Inc.) if such filing has the purpose or effect of releasing any holder of Common Stock who acquired Common Stock as a result of such acquisition by the Company, from any agreement, covenant or other restriction against the offer, sale or other disposition of such Common Stock by such holder, provided that nothing in this Section 5(o) shall prevent the Company from making a public announcement of its earnings for the 3 month period ended September 30, 1998 at any time on or after October 25, 1998.

      6. The Company covenants and agrees with the several Purchasers that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Trust's, United Rentals' and the Company's counsel and accountants in connection with the issue of the Securities and the shares of Common Stock issuable upon conversion of the Securities and/or the Debentures and all other expenses in connection with the preparation and printing of the Preliminary Offering Circular and the Offering Circular and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Purchasers and dealers; (ii) the cost of printing or producing any Agreement among Purchasers, this Agreement, the Indenture, the Trust Agreement, the Guarantee, any closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities, the Debentures and the shares of Common Stock issuable upon conversion of the Securities and/or the Debentures for offering and sale under state securities laws as provided in Section 5(b) hereof; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities and the Debentures; (vi) the fees and expenses of the Trustees, the Debenture Trustee and Guarantee Trustee and any other agent thereof and the fees and disbursements of their counsel; (vii) any cost incurred in connection with the designation of the Securities for trading in PORTAL and the listing of the shares of Common Stock issuable upon conversion of the Securities and/or the Debentures; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Purchasers will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities or Debentures by them, and any advertising expenses connected with any offers they may make.

      7. The obligations of the Purchasers hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Trust and the Company herein are, at and as of the Time of Delivery, true and correct, the condition that the Trust and the Company shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:

            (a) Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Purchasers, shall have furnished to you such opinion or opinions, dated the Time of Delivery, as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

            (b) Ehrenreich Eilenberg Krause & Zivian LLP, counsel for the Company, shall have furnished to you their written opinion or opinions, dated the Time of Delivery, in form and substance reasonably satisfactory to you, to the effect set forth in Annex II hereto;

            (c) Weil, Gotshal & Manges LLP, counsel for the Company, shall have furnished to you their written opinion or opinions, dated the Time of Delivery, in form and substance reasonably satisfactory to you to the effect set forth in Annex III;

            (d) Morris, Nichols, Arsht & Tunnell, special Delaware counsel to the Trust and the Company, shall have furnished to you, the Company and the Trust their written opinion or opinions dated such Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Annexes IV-A and IV-B hereto;

            (e) On the date of the Offering Circular prior to the execution of this Agreement and also at the Time of Delivery, Ernst & Young LLP, Webster, Duke & Co. PA, KPMG Peat Marwick LLP, Grant Thornton, LLP, KPMG (Canada), Battaglia, Andrews & Moag, P.C., Moss Adams LLP, Beene, Garter LLP, Price Waterhouse Coopers LLP, Price Waterhouse Coopers (Canada), McGladrey & Pullen, LLP, BDO Seidman, LLP, Altschuler, Melvoin and Glasser LLP and Schalleur & Surgent, LLP, shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, as to the matters heretofore agreed upon;

            (f) The Trust Agreement, the Guarantee, the Common Guarantee and the Indenture shall have been executed and delivered, in each case in a form reasonably satisfactory to you;

            (g) (i) Neither the Trust nor the Company nor any of the Subsidiaries shall have sustained since the date of the latest audited financial statements included in the Offering Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which would be material to the Company and the Subsidiaries taken as a whole otherwise than as set forth or contemplated in the Offering Circular or reserved for as disclosed in United Rentals' financial statements or financial statements of certain Subsidiaries included in the Offering Circular, and (ii) since the respective dates as of which information is given in the Offering Circular there shall not have been any change in the capital stock of the Company or United Rentals (other than in connection with the Reorganization) or increase in the long-term debt (other than accretion thereof and other than borrowings in the ordinary course of business under the Credit Facility with respect to working capital requirement for the ongoing operation of the Company and the Subsidiaries) of the Company and the Subsidiaries taken as a whole or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and the Subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Offering Circular, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Purchasers so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in this Agreement and in the Offering Circular;

            (h) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Securities or any of the Company's or United Rentals' debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Securities or any of the Company's or United Rentals' debt securities;

            (i) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or on the National Association of Securities Dealers Automated Quotation System; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause
      (iv) in the judgment of the Purchasers makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in the Offering Circular;

            (j) The Securities have been designated for trading on PORTAL;

            (k) The shares of Common Stock issuable upon conversion or exchange of the Securities and/or the Debentures shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange;

            (l) The Trust and the Company shall have furnished or caused to be furnished to you at the Time of Delivery certificates of the Administrative Trustees and the Company satisfactory to you as to the accuracy of the representations and warranties of the Trust and the Company herein at and as of such Time of Delivery, as to the performance by the Trust and the Company of all of their obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsection (g) of this Section and as to such other matters as you may reasonably request;

            (m) The Reorganization, including (without limitation) the Merger, shall have been consummated prior to the First Time of Delivery and the Common Stock shall have been approved for listing on the NYSE, subject only to notice of issuance;

            (n) The First Amendment to the Third Amended and Restated Credit Agreement dated July 10, 1998 among the Company, United Rentals of Canada, Inc. and Bank of America National Trust and Savings Association, as U.S. Agent, Bank of America Canada, as Canadian Agent, and various financial institutions (the "Credit Agreement") and the Term Loan Agreement dated July 10, 1998 between United Rentals, certain financial institutions and the Bank of America National Trust and Savings Association, as agent (the "Term Loan Agreement"), shall each have become effective prior to the First Time of Delivery;

            (o) The Purchasers shall have received agreements not to sell or otherwise dispose of securities of the Company substantially in the form attached as Annex V hereto from the other directors and executive officers of the Company.

      8. (a) The Trust, the Company and United Rentals, jointly and severally, will indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and, will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Trust nor the Company nor United Rentals shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Trust and the Company by any Purchaser through Goldman, Sachs & Co. expressly for use therein.

            (b) Each Purchaser will indemnify and hold harmless the Trust, United Rentals and the Company against any losses, claims, damages or liabilities to which the Trust, United Rentals or the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Offering Circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Trust, United Rentals or the Company by such Purchaser through Goldman, Sachs & Co. expressly for use therein; and, will reimburse the Trust, United Rentals and the Company for any legal or other expenses reasonably incurred by the Trust, United Rentals or the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

            (c) Promptly after receipt by an indemnified party under Section 8(a) or 8(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. An indemnifying party shall not be required to indemnify an indemnified party hereunder with respect to any settlement or compromise of, or consent to entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder if (i) such settlement, compromise or consent is entered into or made or given by the indemnified party without the consent of the indemnifying party; and (ii) the indemnifying party has not unreasonably withheld or delayed any such consent.

            (d) If the indemnification provided for in this Section 8 is unavailable to, or insufficient to hold harmless, an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying parties on the one hand and the indemnified parties on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, or if the indemnified party failed to give the notice required under Section 8(c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the indemnifying parties on the one hand and the indemnified parties on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Trust, United Rentals and the Company on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Trust bear to the total discounts and commissions received by the Purchasers, in each case as set forth in the Offering Circular. The relative fault of a party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trust and the Company on the one hand or the Purchasers on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Trust, United Rentals, the Company and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the Securities purchased by such Purchaser exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

            (e) The obligations of the Trust, United Rentals and the Company under this Section 8 shall be in addition to any liability which the Trust, United Rentals and the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Act; and the obligations of the Purchasers under this Section 8 shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and United Rentals, each Administrative Trustee and to each person, if any, who controls the Trust, United Rentals and the Company within the meaning of the Act.

      9. (a) If any Purchaser shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Purchaser you do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Securities, or the Company notifies you that it has so arranged for the purchase of such Securities, you or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Offering Circular, or in any other documents or arrangements, and the Trust and the Company agree to prepare promptly any amendments to the Offering Circular which in your opinion may thereby be made necessary. The term "Purchaser" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

            (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the number of such Securities which remains unpurchased does not exceed one-eleventh of the number of all the Securities, then the Company shall have the right to require each non-defaulting Purchaser to purchase the number of Securities which such Purchaser agreed to purchase hereunder and, in addition, to require each non-defaulting Purchaser to purchase its pro rata share (based on the number of Securities which such Purchaser agreed to purchase hereunder) of the Securities of such defaulting Purchaser or Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

            (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the number of Securities which remains unpurchased exceeds one-eleventh of the number of all the Securities, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Purchasers to purchase Securities of a defaulting Purchaser or Purchasers, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Purchaser or the Company, except for the expenses to be borne by the Company and the Purchasers as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

      10. The respective indemnities, agreements, representations, warranties and other statements of the Trust, United Rentals and the Company and the several Purchasers, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Purchaser or any controlling person of any Purchaser, or the Trust, United Rentals the Company, or any officer, director, Administrative Trustee or controlling person of the Trust, United Rentals or the Company, and shall survive delivery of and payment for the Securities.

      11. If this Agreement shall be terminated pursuant to Section 9 hereof, neither the Trust, United Rentals nor the Company shall then be under any liability to any Purchaser except as provided in Sections 6 and 8 hereof; but, if for any other reason, the Securities are not delivered by or on behalf of the Trust as provided herein, the Trust, United Rentals and the Company will reimburse the Purchasers through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Purchasers in making preparations for the purchase, sale and delivery of the Securities, but the Trust, United Rentals and the Company shall then be under no further liability to any Purchaser except as provided in Sections 6 and 8 hereof. If the Merger is not consummated prior to the First Time of Delivery, the obligations of the Company under Sections 6, 8 and this Section 11 shall (to the extent that they are not already such) be joint and several obligations of United Rentals.

      12. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Purchasers shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 9th Floor, 32 Old Slip, New York, New York 10004, Attention: Donald T. Hansen, Registration Department; and if to the Trust or the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Offering Circular, Attention: Chief Financial Officer; provided, however, that any notice to a Purchaser pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Purchaser at its address set forth in its Purchasers' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Trust and the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

      13. This Agreement shall be binding upon, and inure solely to the benefit of, the Purchasers, the Trust, United Rentals, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers, directors and administrative trustees of the Trust, the Company, United Rentals and each person who controls the Trust, the Company, United Rentals or any Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Purchaser shall be deemed a successor or assign by reason merely of such purchase.

      14. Time shall be of the essence of this Agreement.

      15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

      If the foregoing is in accordance with your understanding, please sign and return to us ten counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement between each of the Purchasers and the Trust, United Rentals and the Company. It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to the Trust and the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                        Very truly yours,


                                        United Rentals Trust I


                                        By: /s/ Michael J. Nolan
                                            ---------------------------------
                                            Name: Michael J. Nolan
                                            Title: Administrative Trustee


                                        By: /s/ Robert P. Miner
                                            ---------------------------------
                                            Name: Robert P. Miner
                                            Title: Administrative Trustee

                                        United Rentals Holdings, Inc.


                                        By: /s/ Michael J. Nolan
                                            ---------------------------------
                                            Name: Michael J. Nolan
                                            Title: Chief Financial Officer

                                        United Rentals, Inc.

                                        By: /s/ Michael J. Nolan
                                            ---------------------------------
                                            Name: Michael J. Nolan
                                            Title: Chief Financial Officer

Accepted as of the date hereof:

Goldman, Sachs & Co.
BT Alex. Brown Incorporated
Deutsche Bank Securities Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Merrill Lynch, Pierce, Fenner & Smith
      Incorporated
Smith Barney Inc.


By: /s/ Goldman, Sachs & Co.
    ---------------------------------
    (Goldman, Sachs & Co.)

                                   SCHEDULE I

                                                                      Number of
                                                                      Securities
                                                                        to be
Purchaser                                                             Purchased
---------                                                             ---------

Goldman, Sachs & Co. ...........................................      3,000,000

BT Alex. Brown Incorporated ....................................        600,000

Deutsche Bank Securities Inc. ..................................        600,000

Donaldson, Lufkin & Jenrette Securities Corporation ............        600,000

Merrill Lynch, Pierce, Fenner & Smith Incorporated .............        600,000

Smith Barney Inc. ..............................................        600,000
                                                                      ---------

      Total ....................................................      6,000,000
                                                                      =========

                                     ANNEX I

                              List of Subsidiaries

                          UNITED RENTALS HOLDINGS, INC.

--------------------------------------------------------------------------------
                                                               State of
                   Name of Subsidiary                          Incorporation
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
United Rentals, Inc. (to be renamed United Rentals
(North America) Inc.)*                                         Delaware
--------------------------------------------------------------------------------
1297334 Ontario Inc.                                           Ontario
--------------------------------------------------------------------------------
A&A Tool Rentals & Sales, Inc.                                 California
--------------------------------------------------------------------------------
Access Rentals, Inc.*                                          New York
--------------------------------------------------------------------------------
Adco Equipment, Inc.                                           California
--------------------------------------------------------------------------------
Adco Equipment Supply, Inc.                                    California
--------------------------------------------------------------------------------
ASC Equipment Company, Inc.                                    North Carolina
--------------------------------------------------------------------------------
Bear Associates, Inc.                                          Delaware
--------------------------------------------------------------------------------
BNR Equipment, Inc.                                            New York
--------------------------------------------------------------------------------
Bronco Hi-Lift, Inc.                                           Colorado
--------------------------------------------------------------------------------
Contractor Supply & Equipment                                  Kentucky
--------------------------------------------------------------------------------
Coran Enterprises, Incorporated (d/b/a A-1Rents)               California
--------------------------------------------------------------------------------
Dealers Service Company                                        New Jersey
--------------------------------------------------------------------------------
Equipment Capital Corporation (d/b/a Owens Equipment)          Colorado
--------------------------------------------------------------------------------
Gaedcke Equipment Company                                      Texas
--------------------------------------------------------------------------------
Grand Valley Equipment Co.                                     Michigan
--------------------------------------------------------------------------------
High Reach, Inc.*                                              Oregon
--------------------------------------------------------------------------------
High Reach Co., Inc.                                           Pennsylvania
--------------------------------------------------------------------------------
Industrial Lift, Inc.                                          New Jersey
--------------------------------------------------------------------------------
J&J Rental Services, Inc.*                                     Texas
--------------------------------------------------------------------------------
Kubota of Grand Rapids, Inc.                                   Michigan
--------------------------------------------------------------------------------
Lift Systems, Inc.                                             Illinois
--------------------------------------------------------------------------------
Madison Equipment Sales and Rental, Inc.                       Alabama
--------------------------------------------------------------------------------
Mercer Equipment Company                                       North Carolina
--------------------------------------------------------------------------------
Misco Rents, Inc.                                              Indiana
--------------------------------------------------------------------------------
Mission Valley Rentals, Inc.                                   California
--------------------------------------------------------------------------------
Nevada High Reach Equipment, Inc.                              Nevada
--------------------------------------------------------------------------------
         Carson Tahoe Rents                                    Nevada
--------------------------------------------------------------------------------
Palmer Equipment Company, Inc.                                 Michigan
--------------------------------------------------------------------------------
Paul E. Carlson, Inc.                                          Minnesota
--------------------------------------------------------------------------------
Power Rental Co., Inc.*                                        Oregon
--------------------------------------------------------------------------------
Rentals Unlimited, Incorporated                                Rhode Island
--------------------------------------------------------------------------------
River City Machinery Co., Inc.                                 Texas
--------------------------------------------------------------------------------
Rylan, Inc.                                                    Delaware
--------------------------------------------------------------------------------
San Leandro Equipment Rental Service                           California
--------------------------------------------------------------------------------
Santa Fe Supply & Rental, Inc.                                 Colorado
--------------------------------------------------------------------------------
Space Maker Systems of Va., Inc.                               Virginia
--------------------------------------------------------------------------------
United Rentals of Canada, Inc.                                 Ontario
--------------------------------------------------------------------------------
         Access Lift Equipment, Inc.                           Canada
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                               State of
                   Name of Subsidiary                          Incorporation
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         1292655 Ontario, Inc.                                 Ontario
--------------------------------------------------------------------------------
         Reitzel Rentals Ltd.                                  Ontario
--------------------------------------------------------------------------------
         Select Equipment Ltd.                                 Ontario
--------------------------------------------------------------------------------
United Rentals of Canada (Quebec), Inc.                        Quebec
--------------------------------------------------------------------------------
United Rentals of Kentucky, Inc.                               Kentucky
--------------------------------------------------------------------------------
United Rentals of New England, Inc. (formerly
Manchester Equipment Rental & Sales, Inc.)                     Connecticut
--------------------------------------------------------------------------------
United Rentals of New Jersey, Inc.*                            Delaware
--------------------------------------------------------------------------------
United Rentals of New York, Inc.                               New York
--------------------------------------------------------------------------------
United Rentals of Southern California, Inc. (d/b/a
Able Equipment) (formerly Rental Equipment Inc.)               California
--------------------------------------------------------------------------------
United Rentals of Utah, Inc.                                   Utah
--------------------------------------------------------------------------------
United Rents Et. Al., Inc.                                     California
--------------------------------------------------------------------------------
UR Acquisition Corporation                                     Delaware
--------------------------------------------------------------------------------
Valley Rentals, Inc.                                           Washington
--------------------------------------------------------------------------------
West Main Rentals and Sales, Inc.                              Oregon
--------------------------------------------------------------------------------
Yankee Equipment Corporation                                   Connecticut
--------------------------------------------------------------------------------

* Represents a "Significant Subsidiary" (as defined in Rule 1-02 of Regulation S-X under the 1933 Act, provided, however, that this determination shall be made by reference to the Company's pro forma financial statements as permitted by Rule 3-05(b)(3) of Regulation S-X).


                                      A-I-2

                                    ANNEX II
               Opinion of Ehrenreich Eilenberg Krause & Zivian LLP

      1. Each of United Rentals and the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

      2. Each of United Rentals and the Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Circular and to enter into and perform its obligations under the Purchase Agreement.

      3. Each of United Rentals and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

      4. The authorized capital stock of the Company consists of 75,000,000 shares of Common Stock and 5,000,000 shares of preferred stock. As of the date hereof, immediately following the Reorganization, there were no shares of preferred stock of the Company outstanding and 34,535,966 shares of Common Stock outstanding. The authorized, issued and outstanding capital stock of United Rentals consists of 75,000,000 shares of common stock, par value $0.01 per share (the "UR Common Stock"), and 5,000,000 shares of preferred stock. As of the date hereof, immediately following the Reorganization, there were no shares of preferred stock of United Rentals outstanding and 1000 shares of UR Common Stock outstanding, all of which are owned by United Rentals. The shares of issued and outstanding capital stock of the Company and United Rentals have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company or United Rentals was issued in violation of any preemptive or other similar rights of any security holder of the Company or United Rentals arising by statute or the Company's or United Rentals' certificate of incorporation or by-laws (as applicable) or, to the best of such counsel's knowledge (after due inquiry), any other preemptive or other similar rights of any security holder of the Company or United Rentals.

      5. Each Subsidiary marked with an "*" next to its name in Annex I (each, a "Significant Subsidiary") is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

      6. Each Significant Subsidiary has been duly incorporated and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Circular. Except as otherwise disclosed in the Offering Circular and other than as contemplated by the Credit Agreement all of the issued and outstanding capital stock of each Significant Subsidiary has been duly authorized and validly issued and is fully paid and non-assessable and, to the best of such counsel's knowledge, is owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. None of the outstanding shares of capital stock of any Significant Subsidiary was issued in violation of the preemptive or similar rights of any security holder of such Significant Subsidiary arising pursuant to statute or such Subsidiary's certificate of incorporation or by-laws or, to the best of such counsel's knowledge, any other preemptive or other similar rights of any security holder of such Significant Subsidiary.

      7. If any documents are deemed to be made part of the Offering Circular, such documents (other than the financial statements and supporting schedules therein, as to which no opinion need be rendered), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission.

      8. To the best of such counsel's knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any Subsidiary is a party, or to which the property or assets of the Company or any Subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in the Purchase Agreement or the performance by the Company, United Rentals or the Trust of its obligations thereunder or the transactions contemplated by the Offering Circular;

      9. The information in the Offering Circular under "Business--Environmental Regulation," to the extent that it constitutes summaries of matters of law, has been reviewed by us and is correct in all material respects.

      10. To the best of such counsel's knowledge (after due inquiry), neither the Company nor any Subsidiary (including, without limitation, United Rentals) is in violation of its charter or by-laws.

      11. To the best of such counsel's knowledge, neither the Company, United Rentals, the Trust nor any other Subsidiary is in default in the due performance or observance of, or is in violation of, any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Offering


                                     A-II-2

Circular or incorporated by reference therein which violations or defaults are required to be described in the Offering Circular and are not so described or would, individually or in the aggregate, have a Material Adverse Effect or effect the validity of the Securities, the Debentures or the Guarantee.

      12. No filing (except for filings under the Act, the Exchange Act and the Trust Indenture Act pursuant to the Registration Rights Agreement), authorization, approval, consent or order of any court or governmental authority or agency (other than such as may be required under the applicable state securities laws of the various jurisdictions in which the Securities will be offered or sold, as to which such counsel need express no opinion) is required by the Company or United Rentals in connection with the due authorization, execution and delivery of the Purchase Agreement, the Indenture, the Registration Rights Agreement, the Guarantee or the Common Guarantee, in connection with the offering, issuance, sale or delivery of the Debentures and the Common Securities, or in connection with the offering, issuance, sale or delivery of the Securities to the Purchasers or the resale thereof by the Purchasers in accordance with the Purchase Agreement.

      13. It is not necessary in connection with the offer, sale and delivery of the Securities to the Purchasers and the resale by the Purchasers to each subsequent purchaser in the manner contemplated by the Purchase Agreement and the Offering Circular to register the Securities, the Debentures or the Guarantee under the Act or to qualify the Indenture under the Trust Indenture Act.

      14. The execution, delivery and performance of the Purchase Agreement, the Indenture, the Registration Rights Agreement, the Trust Agreement, the Guarantee, the Common Guarantee, the Securities and the Common Securities and the consummation of the transactions contemplated in the Purchase Agreement and in the Offering Circular (including the use of a portion of the proceeds from the sale of the Securities to repay indebtedness in the manner described in the Offering Circular under the caption "Use Of Proceeds") and compliance by the Company, United Rentals and the Trust, as applicable, with their respective obligations under the Purchase Agreement, the Indenture, the Registration Rights Agreement, the Trust Agreement, the Guarantee, the Common Guarantee, the Securities and the Common Securities, as applicable, (A) after reasonable investigation, do not and will not (subject to the next sentence), whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary thereof pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to such counsel, to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Subsidiary is subject (except for such conflicts, breaches or


                                     A-II-3
defaults, Repayment Events or liens, charges or encumbrances that would not have a Material Adverse Effect), (B) result in any violation of the provisions of the charter or by-laws of the Company or any Subsidiary, or (C) to the best of such counsel's knowledge (after due inquiry), result in any violation of the provisions of any applicable law, statute, rule or regulation of the United States of America or the laws of the State of New York or the General Corporation Law of the State of Delaware (the "Delaware General Corporation Law") (except we express no opinion as to "blue sky" laws), judgment, order, writ or decree, known to such counsel, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their respective properties, assets or operations. No opinion is rendered pursuant to clause A of the preceding sentence with respect to the Credit Agreement, the Term Loan Agreement or the Indenture dated May 22, 1998 governing the Company's 9 1/2% Senior Subordinated Notes due 2008 (the "Notes Indenture") (or any agreement or instrument entered into or executed by the Company or any Subsidiary pursuant to the Credit Agreement, the Term Loan Agreement or the Notes Indenture or as contemplated thereby).

      15. Neither the Company nor United Rentals is an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act.

            In addition, we have participated in conferences with officers and representatives of the Company and United Rentals and Trustees of the Trust, counsel to the Purchasers, representatives of the independent accountants for the Company, United Rentals and the Trust and the Purchasers at which the contents of the Offering Circular and related matters were discussed. Although we have not undertaken, except as otherwise indicated in this opinion, to investigate or verify independently, and do not assume responsibility for, the accuracy, completeness or fairness of the statements contained in the Offering Circular, on the basis of the information that we gained in the course of the performance of such services and our representation of the Company, United Rentals and the Trust, we confirm to you that nothing that came to our attention in the course of such review or representation has caused us to believe that (i) the Offering Circular (except for financial statements and schedules and other financial data included or incorporated by reference therein, if any, as to which we make no statement), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that the Offering Circular or any amendment or supplement thereto (except for financial statements and schedules and other financial data included or incorporated by reference therein, if any, as to which we make no statement), at the time the Offering Circular was issued, at the time any such amended or supplemented Offering Circular was issued or at the Time of Delivery, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (ii) that there are any


                                     A-II-4
franchise agreements, indentures, mortgages, loan agreements, notes, leases or other contracts or instruments required to be described or referred to in the Offering Circular that are not described or referred to in the Offering Circular or that any descriptions of or references to any of the foregoing are not correct in all material respects (except that we express no view with respect to the descriptions of the Securities, the Indenture, the Credit Agreement, the Term Loan Agreement or the Notes Indenture contained in the Offering Circular).

      In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company, United Rentals, the Trust and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

      Such counsel may in addition rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the law of the State of Delaware, upon the opinions of counsel reasonably satisfactory to counsel to the Initial Purchasers.

      With regard to the due incorporation of corporations (other than the Company and United Rentals) and the good standing of corporations (other than the Company and United Rentals), such counsel may (subject to the next sentence) rely entirely upon certificates of public officials. With regard to the tax good standing of certain corporations (other than the Company and United Rentals), such counsel may rely solely upon a certificate of an officer of such corporation to the effect that the corporation has filed the most recent annual report required by the law of such jurisdiction and that all franchise taxes required to be paid under such law have been paid. Such counsel may also examine such corporate documents and records and other certificates, and make such investigations of law, as such counsel deems necessary in order to render the opinion set forth above. Such counsel may also assume the authenticity of all documents submitted to such counsel as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents submitted to such counsel as copies. Such counsel may also assume that all documents examined by them have been duly and validly authorized, executed and delivered by each of the parties thereto other than the Company and United Rentals.


                                     A-II-5

                                    ANNEX III
                      Opinion of Weil, Gotshal & Manges LLP

      1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as described in the Offering Circular and to enter into and perform its obligations under the Purchase Agreement.

      2. The Debentures are in the form contemplated by the Indenture. The Debentures have been duly authorized by all necessary corporate action on the part of the Company and, when executed by the Company, authenticated by the Debenture Trustee, and issued and delivered in the manner provided in the Purchase Agreement and the Indenture against payment of the consideration therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity), and will be entitled to the benefits of the Indenture.

      3. The execution, delivery and performance of the Guarantee and the Common Guarantee by the Company have been duly authorized by all necessary corporate action on the part of the Company. The Guarantee and the Common Guarantee have been duly and validly executed and delivered by the Company. Assuming the due authorization, execution and delivery of the Guarantee and the Common Guarantee by the Guarantee Trustee, each of the Guarantee and the Common Guarantee constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceablity, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

      4. The execution, delivery and performance of the Purchase Agreement by the Company and United Rentals have been duly authorized by all necessary corporate action on the part of the Company and United Rentals. The Purchase Agreement has been duly and validly executed and delivered by the Company and United Rentals.

      5. The execution, delivery and performance of the Indenture by the Company has been duly authorized by all necessary corporate action on the part of the Company. The Indenture has been duly and validly executed and delivered by the

Company. Assuming the due authorization, execution and delivery of the Indenture by the Debenture Trustee, the Indenture constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

      6. The execution, delivery and performance of the Registration Rights Agreement by the Company and United Rentals has been duly authorized by all necessary corporate action on the part of the Company and United Rentals. The Registration Rights Agreement has been duly and validly executed and delivered by the Company and United Rentals. Assuming the due authorization, execution and delivery thereof by the Purchasers and the Trust, the Registration Rights Agreement constitutes the legal, valid and binding obligations of the Company, United Rentals and the Trust enforceable against the Company, United Rentals and the Trust in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and except that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto.

      7. The statements contained in the Offering Circular under the captions " Summary - The Offering", "Management's Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources - Description of Credit Facility and Certain Indebtedness," "Certain Information Concerning Pending Merger - Certain Additional Information Concerning the Merger," "Description of the Preferred Securities", "Description of the Guarantee", "Description of the Debentures", "Relationship Among the Preferred Securities, the Debentures and the Guarantee", "Description of Capital Stock," "Certain Charter and By-Law Provisions" and "ERISA Considerations," and the description of the Credit Agreement under the second paragraph of "Use of Proceeds", insofar as they purport to describe provisions of the Purchase Agreement, the Trust Agreement, the Securities, the Common Securities, the Indenture, the Debentures, the Guarantee, the Common Guarantee, the Registration Rights Agreement, the capital stock of the Company, the Certificate of Incorporation and By-Laws of the Company, the Merger Agreement for the Merger, the Credit Agreement, the Term Loan Agreement and the Notes Indenture, matters of federal or New York law or the Delaware General Corporation Law, constitute a fair and accurate summary thereof in all material respects.

      8. No consent, approval, waiver, license or authorization or other action


                                     A-III-2
by or filing with any New York, Delaware corporate or federal governmental authority is required in connection with the execution and delivery by the Company, United Rentals or the Trust of the Purchase Agreement, the Registration Rights Agreement, the Indenture, the Guarantee, the Common Guarantee, the Debentures, the Trust Agreement, the Securities or the Common Securities or the consummation by the Company, United Rentals or the Trust of the transactions contemplated thereby, except for filings and other actions required under or pursuant to the Act, the Exchange Act, the Trust Indenture Act and other federal or state securities or "blue sky" laws and the rules of the New York Stock Exchange, as to which we express no opinion.

      9. Assuming (a) the accuracy of the representations and warranties of the Purchasers contained in Section 3 of the Purchase Agreement and (b) compliance by the Purchasers with their covenants and agreements set forth in the Purchase Agreement, it is not necessary in connection with the offer, sale and delivery of the Securities to the Purchasers pursuant to the Purchase Agreement or the initial resales of the Securities by the Purchasers in the manner contemplated by and in accordance with the Purchase Agreement to register the Securities, the Debentures or the Guarantee under the Act or to qualify the Indenture under the Trust Indenture Act, it being understood that we express no opinion as to any subsequent resale of the Securities.

      10. Neither the Company, United Rentals or the Trust is an "investment company" or an entity "controlled" by an "investment company ," as such terms are defined in the Investment Company Act.

      11. The execution and delivery of the Purchase Agreement, the Indenture, the Registration Rights Agreement, the Debentures, the Securities, the Common Securities, the Trust Agreement, the Guarantee and the Common Guarantee, the consummation of the transactions contemplated thereby and compliance by the Company, United Rentals and the Trust with the provisions thereof, do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or a default or Repayment Event under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the Trust or any Subsidiary pursuant to the Credit Agreement, the Term Loan Agreement or the Notes Indenture (or any agreement or instrument entered into or executed by the Company, the Trust or any Subsidiary pursuant to the Credit Agreement, the Term Loan Agreement or the Notes Indenture or as contemplated thereby, including, without limitation, the Loan Guarantees (as defined in the Offering Circular)).

      12. The Common Stock initially issuable upon conversion of the Securities and/or the Debentures has been duly authorized by the Company and reserved for issuance upon conversion and, if and when issued in accordance with the Trust Agreement and the Indenture upon conversion, will be validly issued, fully paid


                                     A-III-3
and non-assessable and will not be subject to pre-emptive rights under the Company's Certificate of Incorporation or By-Laws.

      13. The statements contained in the Offering Circular under the caption "Certain Federal Income Tax Consequences," insofar as they purport to describe matters of United States federal income tax law, constitute a fair and accurate summary thereof in all material respects. In addition, we confirm our opinion set forth in the Offering Circular under the caption "Certain Federal Income Tax Consequences -- Classification of the Issuer" and our opinion that the Merger pursuant to Section 251(g) of the General Corporation Law of the State of Delaware will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

      In addition, we have participated in conferences with directors, officers and other representatives of the Company and United Rentals and trustees of the Trust and representatives of the independent public accountants for the Company, United Rentals and the Trust, representatives of the Purchasers and representatives of counsel for the Purchasers, at which conferences the contents of the Offering Circular were discussed and although we have not independently verified and are not passing upon and assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Circular (except to the extent specified in paragraph 7 above), no facts have come to our attention which lead us to believe that the Offering Circular, at any time from the date thereof through the Time of Delivery, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading (it being understood that we express no view with respect to the financial statements and related notes and the other financial and accounting data included in the Offering Circular).

      Such opinion will state that it is limited to the Federal laws of the United States, the laws of the State of New York and the corporate laws of the State of Delaware and that such counsel is expressing no opinion as to the effect of the laws of any other jurisdiction.


                                     A-III-4

                                  ANNEX IV - A
                   Opinion of Morris, Nichols, Arsht & Tunnell

      1. The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act; all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made.

      2. Under the Delaware Business Trust Act and the Trust Agreement, the Trust has the trust power and authority (a) to own its properties and conduct its business as described in the Offering Circular, (b) to execute and deliver the Securities, the Common Securities, the Registration Rights Agreement and the Purchase Agreement, (c) to issue and perform its obligations under the Securities and Common Securities, all as described in the Trust Agreement, and
(d) to purchase and hold the Debentures.

      3. Under the Delaware Business Trust Act and the Trust Agreement, the execution and delivery by the Trust of the Securities, the Common Securities, the Registration Rights Agreement and the Purchase Agreement, and the performance by the Trust of its obligations thereunder, have been duly authorized by all necessary trust action on the part of the Trust.

      4. The Purchase Agreement has been duly executed and delivered by the Trust.

      5. The Registration Rights Agreement has been duly executed and delivered by the Trust.

      6. The Trust Agreement constitutes a legal, valid and binding obligation of the Company and the Trustees, enforceable against the Company and the Trustees in accordance with its terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, receivership, liquidation, fraudulent conveyance, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and remedies, (b) general principles of equity (regardless of whether considered and applied in a proceeding in equity or at law), and (c) considerations of public policy and the effect of applicable law relating to fiduciary duties.

      7. The Trust Securities have been duly authorized for issuance in accordance with the Trust Agreement and, when issued and delivered in accordance with the Trust Agreement and paid for in accordance with the Purchase Agreement, will be validly issued and (subject to the terms of the Trust Agreement), fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will entitle the holders of the Trust Securities to the benefits of the Trust Agreement, subject to the limitation that enforcement of the Trust Agreement may be limited by (a) bankruptcy, insolvency, receivership, liquidation, fraudulent conveyance, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and remedies, (b) general principles of equity (regardless of whether considered and applied in a proceeding in equity or at law), and (c) considerations of public policy and the effect of applicable law relating to fiduciary duties.

      8. The Securityholders of the Trust Securities, solely as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware (the "Delaware General Corporation Law"); provided that such counsel may note that Securityholders may be required to make payment or provide indemnity or security as set forth in the Trust Agreement.

      9. Under the Delaware Business Trust Act and the Trust Agreement, the issuance of the Trust Securities is not subject to preemptive rights.

      10. Assuming that the Trust derives no income from or connected with services provided within the State of Delaware and has no assets, activities (other than maintaining the Delaware Trustee, the filing of documents with the Secretary of State of the State of Delaware, the issuance and sale of the Trust Securities and the acquisition of the Debentures) or employees in the State of Delaware, the Trust's Securityholders (other than Securityholders, or persons who are partners or S corporation shareholders for federal income tax purposes in such Securityholders, who reside or are domiciled in the State of Delaware or who are otherwise subject to income taxation in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

      11. The purchase of the Debentures by the Trust, the distribution of the Debentures by the Trust in the circumstances contemplated by the Trust Agreement and the execution, delivery and performance by the Trust of the Purchase Agreement, the Registration Rights Agreement, the Securities and the Common Securities, will not violate any of the terms or provisions of the Certificate of Trust for the Trust or the Trust Agreement or any Delaware law or any rule or regulation of any Delaware governmental agency generally applicable to transactions of the type contemplated by the Purchase Agreement.

      12. The statements contained in the Offering Circular under the captions "Summary - The Offering", "Description of the Preferred Securities", "Relationship Among the Preferred Securities, the Debentures and the Guarantee", "Description of Capital Stock," "Certain Charter and By-Law Provisions" and "Reorganization," insofar as they purport to describe matters of Delaware law, are correct statements of such law in all material respects, provided that to the extent the final paragraph under the caption "Description of the Preferred Securities-Conversion


                                     A-IV-2

Rights-General" states that shares of Common Stock issued upon conversion of the Preferred Securities will be validly issued, fully paid and non-assessable, such counsel may assume that such statement is a description of the terms of the Preferred Securities and not a legal conclusion with respect to any issuance of Common Stock upon conversion thereof.

      13. No authorization, approval, consent or order of, and no notice or filing with, any Delaware governmental authority or agency is required by the Company, United Rentals or the Trust under the laws of the State of Delaware generally applicable to transactions of the type contemplated by the Purchase Agreement, solely in connection with the execution and delivery by the Company, United Rentals and the Trust (as applicable) of the Purchase Agreement, Registration Rights Agreement, Indenture, Guarantee, Common Guarantee, Debentures, Trust Agreement, the Securities or the Common Securities or the consummation by the Company, United Rentals or the Trust of the transactions contemplated by the Purchase Agreement, except such as may be required under Delaware securities or blue sky laws.

      In rendering such opinions, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers and other representatives of the Company, United Rentals and the Trust, certificates of public officials, and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the existence or good standing of the Company, United Rentals and the Trust, provided that copies of any such statements or certificates shall be delivered or otherwise made available to your counsel.


                                     A-IV-3

                                  ANNEX IV - B
                   Opinion of Morris, Nichols, Arsht & Tunnell

      1. The Merger has become effective, without shareholder approval, pursuant to Section 251(g) of the General Corporation Law of the State of Delaware.


                                     A-IV-4

                                     ANNEX V

                                LOCK-UP AGREEMENT

                                                                  August 5, 1998

Goldman, Sachs & Co.
BT Alex. Brown Incorporated
Deutsche Bank Securities Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Merrill Lynch, Pierce, Fenner & Smith
      Incorporated
Smith Barney Inc.
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:

      The undersigned understands that Goldman, Sachs & Co., BT Alex. Brown Incorporated, Deutsche Bank Securities Inc., Donaldson, Lufkin & Jenrette Securities Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Smith Barney Inc. (the "Purchasers") propose to enter into a purchase agreement with United Rentals Trust I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), United Rentals, Inc. ("United Rentals") and United Rentals Holdings, Inc., a Delaware corporation, as depositor of the Trust and guarantor (the "Company"), providing for the offering in the United States to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), (the "Offering") by the Purchasers of 6 1/2% Convertible Quarterly Income Preferred Securities (liquidation amount $50 per preferred security) (the "Securities"), representing undivided beneficial interests in the assets of the Trust, guaranteed on a subordinated basis by the Company as to the payment of distributions, and as to payments on liquidation or redemption, to the extent set forth in a guarantee agreement (the "Guarantee") between the Company and The Bank of New York, as trustee (the "Guarantee Trustee") and convertible into common stock, $.01 par value per share ("Common Stock"), of the Company.

      In consideration of the Purchasers' agreements to purchase and undertake the Offering of the Securities, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned agrees that, without the prior written consent of Goldman, Sachs & Co. on behalf of the Purchasers, the undersigned shall not offer, sell, contract to sell or otherwise dispose of
(a) any trust certificates or
other securities of the Trust, (b) any preferred stock or any other security of the Company that is substantially similar to the Securities, (c) any shares of any class of Common Stock of the Company or United Rentals, (d) any other securities which are convertible into, or exercisable or exchangeable for, any of (a) through (c), for the period commencing on the date on which the Purchasers purchase the Securities pursuant to the Purchase Agreement and continuing to and including the date 90 days after the date of the Offering Circular (as defined in the Purchase Agreement). The foregoing will not limit the undersigned's ability to transfer shares of Common Stock in a private placement or to pledge shares of Common Stock, provided that the transferee or pledgee agrees in writing to be bound by the terms of this Lock-Up Agreement.

      The undersigned understands that the Purchasers will proceed with the Offerings in reliance on this Lock-Up Agreement.

                                          Very truly yours,


                                      A-V-2

Accepted as of the date hereof:

GOLDMAN, SACHS & CO.
BT Alex. Brown Incorporated
Deutsche Bank Securities Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Merrill Lynch, Pierce, Fenner & Smith
      Incorporated
Smith Barney Inc.
On behalf of each of the Underwriters

By:  Goldman, Sachs & Co.


By
   -------------------------------------


                                      A-V-3

                                    EXHIBIT A

                          REGISTRATION RIGHTS AGREEMENT